SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2005

WORLDSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	000-51466	52-1732881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8515 Georgia Avenue, Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

(301) 960-1200

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2005, Xi’an Tongshi Technology Limited (“Tongshi”) and WorldSpace, Inc. (the “registrant”) agreed to further extend to March 31, 2006 the term of the Cooperation Agreement between WorldSpace Corporation, the registrant’s wholly-owned subsidiary now named WorldSpace Systems Corporation, and Tongshi dated December 12, 2001. The agreement had previously been extended on July 20, 2005.

The foregoing description does not purport to be a complete description of the terms of the December 21, 2005 agreement and this description is qualified in its entirety by the terms of the definitive agreement, which is attached as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibit is filed as part of this report:

1.1	Agreement, dated December 21, 2005, between the registrant and Xi’an Tongshi Technology Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2005

WORLDSPACE, INC.
(registrant)

By:	/s/ Donald J. Frickel
Donald J. Frickel
Executive Vice President

EXHIBIT INDEX

Number	Exhibit
1.1	Agreement, dated December 21, 2005, between the registrant and Xi’an Tongshi Technology Limited